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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 2005

                         MENDOCINO BREWING COMPANY, INC.
               (Exact name of issuer as specified in its charter)

                                   California
                 (State or other jurisdiction of incorporation)

             0-22524                              68-0318293
      (Commission File No.)          (IRS Employer Identification Number)


               1601 Airport Road, Ukiah, California        95482
             (Address of principal executive offices)    (Zip Code)

                                 (707) 463 6610
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address if Changed Since Last Report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

        This Form 8-K/A amends and restates the Current Report on Form 8-K filed on January 12, 2006 (the "Original Current Report") by Mendocino Brewing Company, Inc. (the "Registrant"). The Registrant has received confirmation from its former independent auditor, Moss Adams LLP ("Moss Adams"), of the date of termination of the client-auditor relationship between the Registrant and Moss Adams.

        The Items of the Original Current Report which are amended and restated are as follows: Item 4.01 Changes in Registrant's Certifying Accountant, and
Item 9.01 Financial Statements and Exhibits. Further, this Form 8-K/A contains new Exhibit 16.1.

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On September 8, 2005, the Registrant filed a Current Report on Form 8-K stating that Moss Adams would not stand for reappointment as the Registrant's independent auditor for the year ending December 31, 2005. In that Current Report the Registrant stated that it would file a separate Current Report on Form 8-K to announce the appointment of its independent auditor for the year ended December 31, 2005.

        CONFIRMATION OF TERMINATION.

        Moss Adams ceased to be the Registrant's independent auditor as of December 30, 2005 (the "Termination Date"). The Registrant received written confirmation from Moss Adams dated December 30, 2005 that the client-auditor relationship between the Registrant and Moss Adams had ceased. Neither of the Registrant's audit committee nor board of directors had previously recommended or approved Moss Adams's decision.

        NO DISAGREEMENTS OR REPORTABLE EVENTS.

        Neither of Moss Adams's reports on the Registrant's financial statements during the last two years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

        During the Registrant's past two fiscal years (2003 and 2004) and the interim period of 2005 preceding and including the Termination Date (collectively, the "Preceding Period"), the Registrant did not have any disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Moss Adams, would have caused it

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to make reference to the subject matter of the disagreements in connection with its report.

        During the Preceding Period, Moss Adams never advised the Registrant of either of the following: (1) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist; or (2) that information had come to its attention that led it to no longer be able to rely on the Registrant's management's representations, or that made it unwilling to be associated with the financial statements prepared by management.

        In addition, Moss Adams did not, during the Preceding Period, advise the Registrant of the need to expand significantly the scope of its audit, or that information had come to its attention that had, or if further investigated may have (1) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued in connection with any current or future report (including information that, unless resolved to Moss Adams's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements); or (2) caused it to be unwilling to rely on the Registrant's management's representations, or that made it unwilling to be associated with the Registrant's financial statements.

        ENGAGEMENT OF INDEPENDENT ACCOUNTANT.

        On January 9, 2006, the audit committee of the Registrant engaged Pohl McNabola Berg + Company LLP ("PMB") as the independent accountant to audit Registrant's financial statements for the year ending December 31, 2005.

        NO PRIOR CONSULTATION.

        Prior to engaging PMB, neither the Registrant nor any person acting on behalf of the Registrant consulted PMB regarding any issue relating to the Registrant or the Registrant's financial statements.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1 Undated Letter from Moss Adams LLP.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MENDOCINO BREWING COMPANY, INC.
                                                       (Registrant)


Date: January 31, 2006                  By:  /s/ N.Mahadevan
                                                 N. Mahadevan, Secretary and
                                                 Chief Financial Officer






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